SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 June 19, 1998

                           Monterey Bay Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)

   Delaware                    0-24802                          77-0381362
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(State or other          (Commission File No.)                 IRS Employer
jurisdiction of                                          (Identification Number)
incorporation

36 Brennan Street, Watsonville, California                               95076
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (408) 722-3885
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                                      N/A
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         (Former name or former address, if changed since last report)


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Item 5. Other Events

         On June 19, 1998, the Registrant issued the press release attached as Exhibit "99" declaring a 5 for 4 stock split in the form of a stock dividend.

         Exhibit
         Number                                      Description
         -------                                     -----------

         99                         Press release, published on June 19, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MONTEREY BAY BANCORP, INC.

Date:    June 23, 1998                           By: /s/ Marshall G. Delk
                                                     --------------------
                                                     Marshall G. Delk
                                                     President
                                                     And Chief Operating Officer